Bank Borrowings - Schedule of Bank Borrowings (Details) - USD ($) $ in Thousands	Jun. 30, 2026	Dec. 31, 2025
Bank Borrowings
Current	$ 22,406	$ 24,971
Non-current	72,102	68,189
Total	$ 94,508	$ 93,160
Weighted average interest rate for outstanding bank borrowings (as a percent)	2.58%	2.73%